Exhibit 10.23

SUPPLY AGREEMENT

by and between

SCHOTT Technical Glass Solutions GmbH, having its registered office at Otto-Schott-Straße 13, 07745 Jena, Germany

- hereinafter referred to as SCHOTT -

and

QBD (QSIP) Limited, registered number: JE109469 having its registered office at Elizabeth House, 9 Castle Street, St Helier, Jersey, JE2 3RT.

- hereinafter referred to as CUSTOMER -

both, hereinafter referred to as “Parties” or, if the situation requires, in particular the “Party”

§ 1

Object and Scope of this Agreement

(1)	Subject to the terms and conditions of this Agreement including its Annexes (“Agreement”) SCHOTT shall provide the products described in Annex 1 attached hereto (the “PRODUCTS”, which shall include all products made in accordance with the preliminary specifications with the Doc No SK-0042 and Doc No SK 0045 defined below as well as products made in accordance with an agreed updated version - as described in the following - of these Specifications) and CUSTOMER shall purchase, accept and pay for these.

It is understood between the Parties that they plan to optimize and adjust the preliminary specifications set forth under Annex 1 i. e. the specifications with the Doc No SK-0042 and with the Doc No SK 0045 over the course of the first six months of this Agreement by when they will agree on a final specification (the “Final Specification”) such adjustment(s) to be made by mutual agreement of both Parties in writing (the current preliminary specifications and the agreed updated version(s) thereof hereinafter to be referred to as - as the case may be - “Specification Doc No SK-0042” and “Specification Doc No SK 0045” or together the “Specifications”). Until such agreement, the preliminary Specifications with the Doc No SK-0042 and Doc No SK 0045 shall continue to apply in their current version.

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For a period of time of three (3) years from the Effective Date of this Agreement, CUSTOMER shall purchase the PRODUCT with the Specification with the Doc No SK-0045 exclusively from SCHOTT, and SCHOTT will supply the PRODUCT with Specification with the Doc No SK-0045 exclusively to CUSTOMER during that three year period. In view of the plans to optimize and adjust the Specifications, this mutual exclusivity regarding PRODUCTS made in accordance with Specification with the Doc No SK-0045 shall - after any agreed update of Specification with the Doc No SK-0045 - be transferred to and apply only with regard to Products made in accordance with said last agreed update of Specification with the Doc No SK-0045 and then ultimately, the Final Specification with the Doc No SK-0045; for Products based on the previous versions of Specification with the Doc No SK-0045, the exclusivity shall then no longer apply.

2)	With their signatures under this Agreement, Quotient Biodiagnostics, Inc registered number: Delaware 4622375 registered office 301 South State Street, Newtown, PA, 18940 and Alba Bioscience Limited registered number SC310584 registered office Douglas Building, Pentlands Science Park, Bush Loan, Penicuik, EH26 0PL and Quotient Ltd. registered number: JE1099886 registered office Elizabeth House, 9 Castle Street, St Helier, Jersey, JE2 3RT agree to be jointly and severally liable with CUSTOMER for any and all obligations of CUSTOMER arising out of or in connection with this Agreement and its implementation, regardless of whether these obligations are e.g. for the payment of money, for the fulfillment of other responsibilities, for the payment of damages or for indemnification of SCHOTT by CUSTOMER.

(3)	SCHOTT shall be entitled to fulfil its obligations under this Agreement in whole or in part either by itself or via an affiliated company. “Affiliated Company” shall mean, with respect to any Party, any other legal entity that directly or indirectly controls, or is controlled by, or is under common control with such Party, whereby “controls” means the power to direct or cause the direction of the management or policies of a legal entity, whether through voting rights or otherwise.

(4)	The terms and conditions of this Agreement shall apply exclusively to any and all individual contracts made between the Parties with regard to the PRODUCTS unless otherwise agreed in writing between the Parties with explicit reference to this Agreement. In particular, both Parties hereby waive application of their respective standard purchasing terms and conditions/their standard sales and delivery terms and conditions, respectively.

§ 2

Purchase Amounts, Orders

(1)	CUSTOMER hereby places a binding order for the purchase of the amounts of PRODUCTS set forth in Annex 2 hereto (the “Ordered Amounts”); the Ordered Amounts to be called-off by Customer in writing in accordance with the Schedule under Annex 2.

(2)	In case CUSTOMER has not called-off and accepted delivery of the Ordered Amounts of PRODUCTS for any given calendar year, CUSTOMER shall be obliged to compensate SCHOTT for the resulting expenses and damages. In this regard, the Parties agree that SCHOTT shall be entitled to a lump sum payment in the amount of [***]% of the purchase price for the number of PRODUCTS equalling the difference

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between [***] % of the Ordered Amounts of PRODUCTS for that calendar year and the number of PRODUCTS actually called off. For the remaining [***]%, i.e. the number of PRODUCTS constituting the difference between the Ordered Amounts and [***] % of the Ordered Amounts, SCHOTT shall be entitled to a lump sum payment in the amount of [***]% of their purchase price.

Formula (on a calendar year basis): Ordered Amounts minus actually called off amounts = “Deficient Amounts”.

Compensation for Deficient Amounts:

•	for Deficient Amounts up to [***]% of Ordered Amounts g [***]% of purchase price.

•	for Deficient amounts > [***]% of Ordered Amounts g [***]% of purchase price of these Deficient Amounts exceeding [***]% of the Ordered Amounts.

(3)	Deliveries shall be made on the basis of written call-offs to be made in accordance with the Schedule in ANNEX 2 , which shall be placed on a monthly basis and at least 12 weeks prior to the desired delivery dates.

(4)	Call-offs made in accordance with the terms of this Agreement, shall be confirmed in writing by SCHOTT, indicating the estimated delivery date. In case a call-off was thus confirmed (the “Confirmed Call-Off”) but is not delivered by the delivery date estimated in the confirmation, CUSTOMER shall notify SCHOTT accordingly. SCHOTT shall then strive to supply these PRODUCTS within 30 days after receipt of such notice.

With regard to Confirmed Call-Offs not delivered within such 30 day period, the following shall apply in parallel to the formula under § 2 (2), above:

Confirmed Call-Off amounts minus actually supplied amounts of PRODUCT = “Missing Supply”.

Compensation for Missing Supply:

•	for Missing Supply up to [***]% of Confirmed Call-Off g penalty of [***] of purchase price of Missing Supply.

•

for Missing Supply > [***]% of Confirmed Call-Off g SCHOTT shall be liable for the direct damages CUSTOMER shows he has incurred regarding the amount of Missing Supply exceeding [***]% of the corresponding call-off due to SCHOTT’s failure to deliver or to deliver in time, provided, however, that such liability shall be limited to [***]% of the net purchase value of the corresponding Missing Supply.

Compensation thus due by SCHOTT to CUSTOMER shall be calculated on a per calendar year basis and be due at the end of the corresponding calendar year.

Any and all other claims due to Missing Supplies shall be excluded.

(5)	On the basis of a call-off, SCHOTT shall be free to make a) partial deliveries and b) deliveries where the number of PRODUCTS delivered in one delivery or in the sum of partial deliveries deviates no more than plus/minus [***]% from the amounts actually called - off in the respective call-off by the CUSTOMER.

(6)	In case CUSTOMER has called off less than [***]% of the number of PRODUCTS to be called off in a calendar year on the basis of the Schedule in Annex 2, then - in addition to the consequences under § 2 (2), above - the following shall apply:

SCHOTT shall be under no obligation to hold available and supply PRODUCTS called off by CUSTOMER after such a period of severely reduced call-offs according to said schedule, unless the Parties have explicitly agreed in writing - with sufficient advance time - that regular call-offs will be resumed.

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(7)	PRODUCTS called off by CUSTOMER but not delivered by SCHOTT after a period of severely reduced call offs as described under § 2 (6), above, and before an agreed resuming of regular call-offs, are considered not called off, and may thus be subject to penalty payments in accordance with § 2 (2), above.

§ 3

Prices, Payment and Delivery Terms

(1)	The prices (“the Contract Prices”) for the PRODUCTS are set forth in Annex 2 and are exclusive of VAT.

(2)	For its purchases hereunder, CUSTOMER will prepay the amount of [***]. The prepayment amount has to be paid in 3 installments:

•	[***] until March 19, 2014;

•	[***] until April 15, 2014 and

•	[***] until April 30, 2014.

Prepayments have to be transferred to the following account of SCHOTT:

SCHOTT Technical Glass Solutions GmbH

Account number:

Commerzbank AG

Bank code number:

Swift:

IBAN:

Prepayments are used for SCHOTT investments and other measures serving to enable SCHOTT to produce the quantities forecasted for 2014, 2015 and 2016 (Annex 2).

For the first [***] PRODUCTS listed in Annex 2, CUSTOMER shall pay the price listed in Annex 2 less [***] per Product to reflect offset against the prepayments [***] x [***] Products = [***].

In the event that CUSTOMER is obliged to make payments equaling [***]% of the purchase price for Deficient Amounts in accordance with § 2(2), these payments shall be based on the applicable purchase price for those PRODUCTS (i.e. [***] € less for the first [***] PRODUCTS due to set-off) according to Annex 2.

For the number of PRODUCTS for which CUSTOMER is obliged to make penalty payments of [***]% of the purchase price these, too, shall be based on the applicable purchase price according to Annex 2, i.e. [***] € less for the first [***] PRODUCTS. Where this purchase price is reduced to [***] € due to prepayment offset, the penalty payment is [***] €, which must be paid in full. The [***] € prepayment- offset cannot be used against penalty payments but is lost in total under these conditions and cannot be carried over to PRODUCTS ordered in a later reference period.

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Both Parties are in express agreement that there is no obligation for SCHOTT to repay any outstanding amount of the prepayment other than through set-off against payments for PRODUCTS called off punctually in accordance with the schedule under Annex 2.

(3)	SCHOTT shall invoice CUSTOMER at or after the time of each shipment of PRODUCTS to CUSTOMER. Payment terms for all invoiced amounts (excluding prepayments) shall be thirty (30) calendar days from date of invoice.

(4)	Unless explicitly stated otherwise in the order confirmation or Annex 2 attached hereto, all prices are prices EXW SCHOTT’s plant in Jena, Germany, excluding packaging which will be invoiced separately, unless it has been paid for by CUSTOMER in advance.

(5)	Delivery shall be made EXW SCHOTT’s plant in Jena, Germany.

(6)	After delivery of the first [***] PRODUCTS, SCHOTT will consider a price reduction based on production and efficiency improvements, effective after delivery and payments of the first [***] PRODUCTS and payment of the prepayments in the amount of [***].

§ 4

Quality and Warranties

(1)	SCHOTT warrants that the PRODUCTS delivered to CUSTOMER under this Agreement shall meet the quality agreed upon (the “Agreed Quality”) at the moment of passing of risk, provided, however, that deviations from the Agreed Quality are permissible during the first 6 months of supply of the PRODUCTS, i.e. for all PRODUCTS ordered before September 19, 2014. With regard to PRODUCTS thus deviating from the Agreed Quality, SCHOTT agrees to seek CUSTOMER’S approval before shipping them to CUSTOMER, it being understood that such approval shall not be withheld unreasonably.

The Agreed Quality is defined exclusively by the specifications set forth in Annex 1 hereto or the agreed updated version of the Specifications current at that time. SCHOTT expressly excludes and disclaims any other or further warranty or guarantee, including but not limited to warranties or guarantees with regard to consistence, durability, fitness for purpose.

CUSTOMER expressly confirms that he knows that SCHOTT’s PRODUCTS are designed for use in research applications only. If CUSTOMER wants to use the PRODUCTS for other applications than research (e.g.: diagnostics), it is explicitly stated that CUSTOMER has the sole responsibility for the use and usability or fitness for such a purpose of the PRODUCTS in other applications, and no express or implied warranty is given by SCHOTT in that respect.

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(2)	CUSTOMER further declares and warrants, that for any use/application of the PRODUCT other than for research applications CUSTOMER has a) performed all tests and undertaken all measures to ensure that the PRODUCTS are suitable, reliable and safe for the intended use/application and b) has subjected itself to all necessary audits and c) has obtained all necessary permissions, certifications, authorizations etc. for such use d) will observe all laws and regulations applicable to such use/application and will in particular not sell the PRODUCTS as delivered by SCHOTT or as further processed by CUSTOMER or a third party for any other use than for research purposes unless and until conditions a) - c) above, are fulfilled.

CUSTOMER further confirms that it is exclusively responsible for any such other use/application of the PRODUCTS and that CUSTOMER will indemnify and hold SCHOTT and its officers, directors and employees harmless from and against all liabilities, claims, fines, losses, damages, costs and expenses (including reasonable attorney’s fees) whether direct or indirect, if and to the extent they are due to (a) the inaccuracy or breach of any undertaking, representation or warranty made by CUSTOMER under this Agreement, including, but not limited to this § 4 (2), or (b) any product liability or other claim against SCHOTT in connection with the PRODUCTS supplied to CUSTOMER or (c) the violation of laws or regulations to be observed by CUSTOMER for the intended use/application of the PRODUCTS.

CUSTOMER will provide proof to SCHOTT of adequate insurance coverage regarding all such claims, it being understood between the Parties that higher coverage than shown in CUSTOMER’S current insurance policy namely worldwide general and product liability insurance of at least 50 million € for each and every loss will be necessary if and when CUSTOMER uses the PRODUCTS for any other than research purposes. CUSTOMER agrees to make SCHOTT an additional interested third party under its policy (“Indemnity to Specified Third Party Endorsement”).

(3)	For the avoidance of doubt, it is stated that SCHOTT’s warranty does not extend to PRODUCTS that have been processed, modified, altered or combined with other materials or products (“Changes”) either by CUSTOMER or any third party unless it is proven that such Changes had no negative impact on the Agreed Quality as defined in § 4 (1) hereinabove. Impairments of the PRODUCTS resulting from natural wear and tear do not constitute Defects.

(4)	CUSTOMER shall examine and inspect all PRODUCTS immediately upon delivery regarding deviations from the Agreed Quality (“Defects”). All such examination and inspection must be performed before any Changes are made, otherwise the PRODUCTS shall be deemed accepted. SCHOTT shall be notified in writing of visible Defects immediately upon delivery of the PRODUCTS, in case of hidden Defects immediately after they have become detected, but no later than thirty (30) calendar days after delivery of the PRODUCTS, otherwise the PRODUCTS shall be deemed accepted.

Regardless of quality control obligations of SCHOTT potentially agreed upon with regard to the PRODUCTS, CUSTOMER shall indemnify and hold SCHOTT harmless with regard to any third party claims made in connection with Defects of the PRODUCTS that were not detected by CUSTOMER during its inspection.

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(5)	Should a Product have a Defect which is reported to SCHOTT according to § 4.(4) above, then SCHOTT’s liability shall be limited to - in SCHOTT’s sole discretion a) replacement of the Defective PRODUCTS or b) reimbursement of CUSTOMER in an amount equal to the price paid for the Defective PRODUCTS. Claims of CUSTOMER which are based on Defects reported to SCHOTT according to § 4(4) which go beyond or are of a different nature than for replacement or reimbursement are subject to the conditions under § 6 (1) and shall be limited to the net purchase price paid for the corresponding defective PRODUCT plus a margin of [***] (*** ***) of that price. All other claims in connection with Defects are expressly excluded.

(6)	CUSTOMER shall not be entitled to claim compensation for expenses incurred in vain.

(7)	Any return of defective PRODUCTS by CUSTOMER to SCHOTT at SCHOTT’s expense shall require the prior written approval of SCHOTT.

(8)	All claims by CUSTOMER pursuant to this § 4 above shall be barred by statute of limitations 6 months after risk passing.

(9)	The value of any remedies provided by SCHOTT pursuant to § 4 (5) shall count towards SCHOTT’s total liability under § 6 (1), provided that any replacement of PRODUCTS shall do so in the amount of the net sales value of said PRODUCT.

§ 5

Industrial and Intellectual Property Rights

(1)	This Agreement confers no right or licence upon SCHOTT to any intellectual property or knowhow owned or controlled by CUSTOMER. To the extent that CUSTOMER discloses knowhow in the possession of CUSTOMER to SCHOTT for the purposes of this Agreement, SCHOTT shall only use the same in connection with the manufacture of PRODUCTS by customer.

(2)	Any warranty by SCHOTT that the PRODUCTS are free from industrial property rights and copyrights of third parties (hereinafter referred to as “Proprietary Rights”) is excluded. The CUSTOMER shall be solely responsible for dealing with any claims by a third party against the CUSTOMER asserting infringement of Proprietary Rights as a result of use of the PRODUCTS by the CUSTOMER or its customers.

(3)	For the avoidance of doubt, SCHOTT shall not be liable for any infringement of Proprietary Rights which is a result of special instructions issued by the CUSTOMER, or a result of the CUSTOMER or any third party modifying the PRODUCTS, or using the PRODUCTS together with products not delivered by SCHOTT or an application or use of the PRODUCTS that was neither agreed between the Parties under this Agreement nor foreseeable by SCHOTT.

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(4)	a) The CUSTOMER shall indemnify and hold harmless SCHOTT from any and all third party claims made against SCHOTT for the infringement of Proprietary Rights as a result of the use of the PRODUCTS by the CUSTOMER.

b) The CUSTOMER shall indemnify and hold harmless SCHOTT from any and all third party claims made against SCHOTT for the infringement of Proprietary Rights as a result of the coating used to manufacture PRODUCTS with Specification Doc. No. SK-0045.

c) Control of Defense: SCHOTT shall give prompt written notice of a third party claim according to § 4. a or b to the CUSTOMER and Schott shall defend against such third party claim with the reasonable cooperation of the CUSTOMER; provided that (i) CUSTOMER shall have the right to control the defense or settlement of such a third party claim notwithstanding anything to the contrary herein, and (ii) subject to item (i) above, the CUSTOMER will not settle any such third party claim without the prior written consent of Schott, which consent shall not be unreasonably withheld, conditioned or delayed. CUSTOMER shall have the right to be present in person or through counsel at substantive legal proceedings relating to the applicable third party claim at its own expense.

(5)	For the avoidance of doubt, it is noted that SCHOTT shall have the right to file or apply for industrial property rights, resulting from SCHOTT know how, results or improvements, developed by SCHOTT in connection with the production of PRODUCTS and related processes and treatments. The obligations of §10 remain unaffected.

§ 6

Liability, third party claims

(1)	Subject to further contractual or statutory liability requirements, SCHOTT’s liability under or in connection with this Agreement shall be limited to cases of wilful conduct or gross negligence by SCHOTT; SCHOTT shall not be liable for any acts or omissions of auxiliary persons. SCHOTT’s liability shall be limited to direct damages and to the net purchase value of the corresponding PRODUCTS causing such liability, plus a margin of [***] (******) on that value. In particular, SCHOTT shall not be liable for lost profits, loss of production or any other indirect or consequential damages of any kind.

(2)	Claims for damages due to Defects shall be barred 6 months after the date of passing of risk of the corresponding Products. Any and all other claims for damages under this Agreement shall be barred 6 months from the time the respective claim arises.

(3)	CUSTOMER shall indemnify and hold harmless SCHOTT regarding any and all third party claims, regardless of their legal basis, which are made in connection with the PRODUCTS resold by CUSTOMER - possibly after re-working or processing by CUSTOMER. In view of CUSTOMER’s responsibility regarding inspection under § 4 (4), above, this shall also apply if and to the extent such third party claims are caused by Defects of the PRODUCTS not detected by CUSTOMER during inspection.

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§ 7

Force Majeure

(1)	Neither Party shall be liable for the partial or total failure to fulfil its obligations under or in connection with this Agreement, if such failure is due - in whole or in part - to circumstances that were not foreseeable at the time of conclusion of this Agreement and which cannot be overcome by the Parties by reasonable means (“event of Force Majeure”). In any case, the following events shall be deemed cases of Force Majeure: war, hostilities, riot, explosion, fire, lightning, flood, earthquake, typhoon, epidemics, labour disputes, acts or omissions of government or authorities, interferences with production, shortage of raw materials or energy. This shall also apply in case an event of Force Majeure affects a third party, whose performance is necessary for SCHOTT’s fulfilment of its obligations under this Agreement

(2)	In case of an event of Force Majeure, the Party so affected shall automatically be excused from performance of its contractual obligations. The Party affected by the event of Force Majeure shall inform the other Party of such event in writing without delay.

(3)	In the event a Party is prevented from performing its contractual obligations due to an event of Force Majeure for more than 90 calendar days, said Party shall be entitled to terminate this Agreement. Such termination shall entitle neither Party to any claims for damages whatsoever.

§ 8

Term and Termination

(1)	This Agreement shall become effective on the date it has been signed by both parties (the “Effective Date”) and shall remain in force until March 31, 2017. Thereafter, it shall be renewed for a term to be agreed between the Parties, if the Parties mutually agree to do so in writing 6 months before this date and further provided that they have reached an agreement regarding all other relevant points, including but not limited to the number of PRODUCTS to be ordered and potential pre-payments to be made. Any orders placed and confirmed before the effective date of termination but fulfilled thereafter shall be governed by the terms and conditions of this Agreement.

(2)	Either Party may also terminate this Agreement for cause without observing a notice period in case of the following occurrences:

a)	Violation of a material provision of this Agreement by the other Party, if such violation shall not have been remedied by said Party within 60 calendar days after written notice complaining of such breach was given, provided that any failure by a Party to pay money shall be remedied within 30 calendar days;

b)	Stoppage of payments by the other Party, commencement of insolvency, bankruptcy or comparable official proceedings regarding the assets of the other Party or the denial of a request to initiate such proceedings due to insufficiency of assets of the other Party;

(3)	Notice of termination shall be given in writing.

(4)	In no case shall termination of the agreement oblige SCHOTT to pay back prepayments made by CUSTOMER.

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§ 9

Assignment to third parties

(1)	Without SCHOTT’s prior written approval, CUSTOMER shall not be entitled to assign or transfer any rights or contractual obligations of CUSTOMER under this Agreement to third parties, save to an Affiliate. In case of such an assignment without SCHOTT’s approval, CUSTOMER shall be jointly liable with the assignee for any and all obligations of assignee under or in connection with this Agreement.

(2)	Neither Party may assign this Agreement in whole or in part to a third party without the prior written consent of the other Party, provided, however, that SCHOTT may assign this Agreement in whole or in part without such consent to an Affiliate of SCHOTT. Where prior written consent of the other Party is thus necessary, this shall not be withheld unreasonably - it being understood between the Parties that examples for typical reasons to withhold consent would be the sale to a competitor of the other Party or doubtful financial stability of the acquiring third party

§ 10

Confidentiality

The terms of this Agreement shall be kept in confidence by both Parties. Each Party shall treat all documents, data and/or other information (the “Information”) which it received from the other Party or of which it otherwise acquired possession in connection with this Agreement, as confidentially as its own business secrets and shall use the Information for the purposes of this Agreement, only.

This obligation shall not apply with regard to Information which is or has become generally known other than because of a breach by the recipient Party, or the disclosure of which was approved in writing by the other Party, or which was autonomously developed or otherwise rightfully acquired by the other Party.

This obligation regarding confidentiality shall remain in force for a period of 3 years after the end of the term of this Agreement.

§ 11

Miscellaneous Provisions

(1)	Additional oral agreements do not exist. With signature of this Agreement, all prior agreements and understandings between the Parties with regard to the supply and purchase of the PRODUCTS, whether in oral or written form, are no longer valid.

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(2)	Any modifications and amendments to this Agreement - including: to this clause - shall only be valid if made in writing and with express reference to this Agreement. In case of a contradiction or a perceived contradiction between the terms of this Agreement and those of the Quality Control Agreement to be agreed between the Parties, the terms of this Agreement shall prevail.

(3)	In case a provision of this Agreement is or becomes invalid, then this shall not - unless the Parties would not have signed the Agreement without the invalid provision - affect the validity of the remaining provisions of this Agreement. If this Agreement remains valid, both Parties shall endeavour to replace the invalid provision with the legally valid provision coming closest to the intended economic, business and other purposes of the invalid provision.

(4)	In the event of any inconsistency between this Agreement and its Annexes, the provisions set forth in this Agreement shall prevail.

(5)	This Agreement shall be governed by the substantive laws of Germany. The German rules on conflicts of laws as well as the United Nations Convention on Contracts for the International Sale of Goods (“CISG”) shall not apply.

(6)	Any and all disputes arising out of or in connection with this Agreement or any individual orders made in execution hereof, shall be settled by the competent courts in Frankfurt/Main, Germany. However, SCHOTT shall also be entitled to bring action at CUSTOMER’S place of business.

SCHOTT Technical Glass Solutions GmbH	QBD (QSIP) Limited (CUSTOMER)

[place, date]	[place, date]

Quotient Biodiagnostics, Inc.	Alba Biosciences Ltd.	Quotient Ltd.

[place, date]	[place, date]	[place, date]

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ANNEXES

ANNEX 1	PRODUCTS; Specifications,
ANNEX 2	Amount of PRODUCTS ordered, Prices

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ANNEX 1

Preliminary specification for

•	Uncoated Wafer with Specification Doc-No.: SK-0043

•	Coated Wafer with Specification Doc No SK-0042

•	Coated Wafer with Specification Doc No SK-0045

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SCHOTT Technical Glass Solutions GmbH
Product Specification NEXTERION® Wafer cleanroom cleaned (Quotient)	Doc-No.:	SK-0043
	Version:	1
	Page:	1/2
	Date:

Product Name:	NEXTERION® Wafer cleanroom cleaned (Quotient)
Material Number:	N/A

1. Description

NEXTERION® Wafer cleanroom cleaned (Quotient) are made out of [***]. This glass is manufactured from high purity ingredients using the microfloat process to produce extremely flat sheets. The [***] glass exhibits a high chemical resistance, as well as extremely low background [***]. The substrates are cut and ultrasonically cleaned.

This product specification is valid for all substrates which are used as base material for further coated products for usage at Quotient Ltd (see specifications Doc-No SK-0042 for NEXTERION® Wafer [***] (Quotient) and SK-0045 for NEXTERION® Wafer [***]).

2. Physical Specification

Item	Specification
Glass type	[***]
Thickness	[***]
Length	[***]
Width	[***]
Edges	Laser cut / diamond wheel cut
Transmittance	[***] in the visible light range
Flatness	[***] (intra substrate thickness deviation incl. warp value)

********

	generated by	reviewed by	reviewed by	reviewed by	reviewed by	authorized by
Name
Date

This document has been electronically approved and is valid without a signature. © SCHOTT

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SCHOTT Technical Glass Solutions GmbH
Product Specification NEXTERION® Wafer cleanroom cleaned (Quotient)	Doc-No.:	SK-0043
	Version:	1
	Page:	2/2
	Date:

3. Surface Specification
Values are valid for a control area of 50 mm x 50 mm

Item	Specification	Admissible count
Cleanliness	surface defects (≥ [***]) in a [***] x [***] square area visual inspection under oblique illumination	< 25
Elongated defects (e.g. scratches)	Width ≤ [***]; Length ≤ [***]	Ignore
	Width > [***]; Length > [***]	None
Spot type defects (e.g. open bubbles, digs, chips, dross, drip, tos, bos)	≤ [***]	Ignore
	> [***]	None
Edge chips	Length ≤ [***]; With ≤ [***] Length > [***]; With > [***]	Ignore None
Crack	Visible	None
4. Contamination
Values are valid for a control area of 50 mm x 50 mm

Item	Specification	Admissible count
Finger prints		None
	< [***]	Ignore
Particles	> [***]; ≤ [***]	10
	> [***]	None

For technical assistance please contact:

Europe / Asia - Pacific

SCHOTT Technical Glass Solutions GmbH

Otto-Schott-Straße 13

D-07745 Jena

Germany

Phone: +49-(0)3641-681-4066

Fax: +49-(0)3641-681-4970

E-Mail: coatedsubstrate@schott.com

www.schott.com/nexterion®

This document has been electronically approved and is valid without a signature. © SCHOTT

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SCHOTT Technical Glass Solutions GmbH
Product Specification NEXTERION® Wafer [***] coated (Quotient)	Doc-No.:	SK-0042
	Version:	2
	Page:	1/1
	Date:

Product Name:	NEXTERION® [***]
Material Number:	tbd
Expire Date:	tbd

1. Physical Specification

Surface Specification Contamination

Reference

See:	Product Specification NEXTERION® [***] cleanroom cleaned Document code SK-0043 version 1

2. Functional Specification
Item	Specification
Coating	[***]
Coated surfaces	[***]
Contact angle	[***]
Functional QC	tbd

3. Packaging / Labelling Specification
Item	Specification
Container type	tbd
Product name on label:	NEXTERION® Glass [***]
Number of plates per box	tbd
Box label	Self-adhesive label stating product type, material number, lot no., expiry date

For technical assistance please contact:

Europe / Asia - Pacific

SCHOTT Technical Glass Solutions GmbH

Product Group NEXTERION®

Otto-Schott-Straße 13

07745 Jena

Germany

Phone: +49-(0)3641-681-4066

Fax: +49-(0)3641-681-4970

E-Mail: coatedsubstrate@schott.com

www.schott.com/nexterion

	generated by	reviewed by	reviewed by	reviewed by	reviewed by	authorized by
Name
Date

This document has been electronically approved and is valid without a signature. © SCHOTT

[***]	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

SCHOTT Technical Glass Solutions GmbH
Product Specification NEXTERION® Wafer [***] coated (Quotient)	Doc-No.:	SK-0045
	Version:	1
	Page:	1/1
	Date:

Product Name:	NEXTERION® Wafer [***]
Material Number:	tbd
Expire Date:	tbd

1. Physical Specification

Surface Specification Contamination
Reference	See: Product Specification NEXTERION® [***] cleanroom cleaned; Document code SK-0043 version 1

2. Functional Specification
Item	Specification
Coating	[***]
Coated surfaces	[***]
Contact angle	tbd
Functional QC	tbd

3. Packaging / Labelling Specification
Item	Specification
Container	tbd
Product name on label	NEXTERION® Glass [***]
Number of plates per box	tbd
Box label	Self-adhesive label stating product type, material number, lot no., expiry date

For technical assistance please contact:

Europe / Asia - Pacific

SCHOTT Technical Glass Solutions GmbH

Otto-Schott-Straße 13

D-07745 Jena

Germany

Phone: +49-(0)3641-681-4066

Fax: +49-(0)3641-681-4970

E-Mail: coatedsubstrate@schott.com

www.schott.com/nexterion

	generated by	reviewed by	reviewed by	reviewed by	reviewed by	authorized by
Name
Date

This document has been electronically approved and is valid without a signature. © SCHOTT

[***]	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

ANNEX 2

	coated wafer according to Specification Doc-No.: SK-0042 in its then current version				coated wafer according to Specification Doc-No.: SK-0045 in its then current version
	quantities (pcs)		price (€/pc)		quantities (pcs)		price (€/pc)
April 2014	[	***]	[	***]	[	***]	[	***]
May 2014	[	***]	[	***]	[	***]	[	***]
June 2014	[	***]	[	***]	[	***]	[	***]
July 2014	[	***]	[	***]	[	***]	[	***]
August 2014	[	***]	[	***]	[	***]	[	***]
September 2014	[	***]	[	***]	[	***]	[	***]
October 2014	[	***]	[	***]	[	***]	[	***]
November 2014	[	***]	[	***]	[	***]	[	***]
December 2014	[	***]	[	***]	[	***]	[	***]
January 2015	[	***]	[	***]	[	***]	[	***]
February 2015	[	***]	[	***]	[	***]	[	***]
	[	***]	[	***]	[	***]	[	***]
March 2015	[	***]	[	***]	[	***]	[	***]
April 2015	[	***]	[	***]	[	***]	[	***]
May 2015	[	***]	[	***]	[	***]	[	***]
June 2015	[	***]	[	***]	[	***]	[	***]
July 2015	[	***]	[	***]	[	***]	[	***]
August 2015	[	***]	[	***]	[	***]	[	***]
September 2015	[	***]	[	***]	[	***]	[	***]
October 2015	[	***]	[	***]	[	***]	[	***]
November 2015	[	***]	[	***]	[	***]	[	***]
December 2015	[	***]	[	***]	[	***]	[	***]
January 2016	[	***]	[	***]	[	***]	[	***]
February 2016	[	***]	[	***]	[	***]	[	***]
March 2016	[	***]	[	***]	[	***]	[	***]
April 2016	[	***]	[	***]	[	***]	[	***]
May 2016	[	***]	[	***]	[	***]	[	***]
June 2016	[	***]	[	***]	[	***]	[	***]
July 2016	[	***]	[	***]	[	***]	[	***]
August 2016	[	***]	[	***]	[	***]	[	***]
September 2016	[	***]	[	***]	[	***]	[	***]
October 2016	[	***]	[	***]	[	***]	[	***]
November 2016	[	***]	[	***]	[	***]	[	***]
December 2016	[	***]	[	***]	[	***]	[	***]
January 2017	[	***]	[	***]	[	***]	[	***]
February 2017	[	***]	[	***]	[	***]	[	***]
March 2017	[	***]	[	***]	[	***]	[	***]
April 2017	[	***]	[	***]	[	***]	[	***]

[***]	CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.